Filed pursuant to Rule 497(a)

File No. 333-220385

Rule 482ad

PRICING TERM SHEET

December 12, 2017

$50,000,000

Capital Southwest Corporation

5.95% Notes due 2022

The following sets forth the final terms of the 5.95% Notes due 2022 (the “Notes”) and should only be read together with the preliminary prospectus supplement dated December 12, 2017, together with the accompanying prospectus dated November 1, 2017, relating to these securities (the “Preliminary Prospectus”), and supersedes the information in the Preliminary Prospectus to the extent inconsistent with the information in the Preliminary Prospectus. In all other respects, this pricing term sheet is qualified in its entirety by reference to the Preliminary Prospectus. Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Prospectus. All references to dollar amounts are references to U.S. dollars.

Issuer	Capital Southwest Corporation

Securities Offered	5.95% Notes due 2022

Principal Amount	$50,000,000 (which represents an increase of $15,000,000 from the offering size set forth in the Preliminary Prospectus)

Expected Rating*	Egan-Jones Ratings Company: A

Option to Purchase Additional Notes	$7,500,000

Maturity	December 15, 2022, unless earlier redeemed

Coupon	5.95%

Date Interest Starts Accruing	December 15, 2017

Interest Payment Dates	March 15, June 15, September 15 and December 15, commencing March 15, 2018

Record Dates	March 1, June 1, September 1 and December 1

Trade Date	December 12, 2017

Settlement Date**	December 15, 2017 (DTC) (T+3)

Issue Price	The offering price is, as to each purchaser, the price paid by such purchaser

Underwriters’ Purchase Price from Issuer	97% of the aggregate principal amount of the Notes

Net Proceeds to the Issuer (before expenses)	$48,500,000 (assuming no exercise of the underwriters’ option to purchase additional Notes)

Denominations	$25 and integral multiples of $25 in excess thereof

Optional Redemption

The Notes may be redeemed in whole or in part at any time or from time to time at the Issuer’s option on or after December 15, 2019, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount of the Notes plus accrued and unpaid interest payments otherwise payable thereon for the then-current quarterly interest period accrued to the date fixed for redemption. See “Description of the Notes—Optional Redemption” in the Preliminary Prospectus.

Before redeeming any Notes, the Issuer would have to comply with certain requirements under its credit facility, to the extent such requirements remain in effect at such time, or otherwise obtain consent from the lenders.

Listing	The Issuer intends to list the Notes on The Nasdaq Global Select Market within 30 days of the original issue date under the trading symbol “CSWCL.”

CUSIP / ISIN	140501 206 / US1405012063

Use of Proceeds:	The Issuer intends to use the net proceeds from the offering to repay outstanding indebtedness under the Issuer’s credit facility. However, through re-borrowings under its credit facility, the Issuer intends to make investments in portfolio companies in accordance with its investment objective and strategies, to make investments in marketable securities and other temporary investments, and for other general corporate purposes, including payment of operating expenses.

Book-Running Manager	Keefe, Bruyette & Woods, Inc.

Lead Managers	Janney Montgomery Scott LLC Ladenburg Thalmann & Co. Inc.

Co-Managers	BB&T Capital Markets, a division of BB&T Securities, LLC B. Riley FBR, Inc.

Certain Covenants	The indenture governing the Notes will include the covenants described under “Description of the Notes—Other Covenants” in the Preliminary Prospectus.

*	Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.
**	Under Rule 15c6-1 of the Securities Exchange Act of 1934, as amended, trades in the secondary market generally are required to settle in two business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Notes on the date of pricing or the next two succeeding business days will be required, by virtue of the fact that the Notes initially will settle T+3, to specify an alternate settlement cycle at the time of any such trade to prevent a failed settlement. Purchasers of the Notes who wish to trade the Notes on the date of pricing or the next two succeeding business days should consult their own advisor.

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of Capital Southwest Corporation (“CSWC”) before investing. The Preliminary Prospectus, which has been filed with the Securities and Exchange Commission (“SEC”), contains this and other information about CSWC and should be read carefully before investing.

The Preliminary Prospectus and this pricing term sheet are not offers to sell any securities of CSWC and are not soliciting an offer to buy such securities in any jurisdiction where such offer and sale is not permitted.

A shelf registration statement relating to these securities is on file with and has been declared effective by the SEC. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, copies of the Preliminary Prospectus may be obtained from: Keefe, Bruyette & Woods, Inc., Attn: Debt Capital Markets, 787 Seventh Avenue, Fourth Floor, New York, NY 10019, (telephone: 1-800-966-1559); Janney Montgomery Scott LLC, Attn: Taxable Fixed Income, 1717 Arch Street, Philadelphia, PA 19103, or by emailing prospectus@janney.com; or Ladenburg Thalmann & Co. Inc., Attn: Syndicate Department, 277 Park Avenue, 26th Floor, New York, NY 10172, or by emailing prospectus@ladenburg.com (telephone: 1-800-573-2541).